EXHIBIT 99.2

MCEWEN MINING INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

For the year ended December 31, 2011

(in thousands)

The unaudited pro forma consolidated financial statements (the “Pro Forma Financial Statements”) have been derived from the historical consolidated financial statements of McEwen Mining and Minera Andes Inc. (“Minera Andes”), incorporated by reference within this note disclosure.

The unaudited pro forma consolidated statement of operations and comprehensive (loss) income (the “Pro Forma Statements of Operations”) for the year ended December 31, 2011 give effect to the acquisition as if it were completed on January 1, 2011. The unaudited pro forma consolidated balance sheet (the “Pro Forma Balance Sheet”) as at December 31, 2011 gives effect to the acquisition as if it were completed on December 31, 2011.

The historical consolidated financial statements have been adjusted in the Pro Forma Financial Statements to give effect to the pro forma events that are: (1) directly attributable to the acquisition and (2) factually supportable.

The Pro Forma Financial Statements do not reflect any cost savings (or associated costs to achieve such savings) from operating efficiencies or other restructuring that could result from the acquisition. Further, the Pro Forma Financial Statements do not reflect the effect of any regulatory actions that may impact the Pro Forma Financial Statements following completion of the acquisition.

The acquisition of Minera Andes’ common stock by McEwen Mining in the acquisition will be accounted for in accordance with the acquisition method of accounting and the regulations of the Securities Exchange Commission. The purchase price will be determined on the basis of the fair value at the acquisition date of the shares of McEwen Mining’s common stock issued upon completion of the acquisition. The completion of the acquisition took place on January 24, 2012. The New York Stock Exchange (“NYSE”) closing share price of McEwen Mining common stock on January 24, 2012 was $5.22. Minera Andes’ common shares outstanding on the closing date were exchangeable for 0.45 of a share of McEwen Mining-Minera Andes Acquisition Corp. (“2012 — Exchangeable Shares).

Assumptions and estimates underlying the Pro Forma Financial Statements are described in the accompanying notes, which should be read in conjunction with the Pro Forma Financial Statements. Since the Pro Forma Financial Statements have been prepared based on preliminary estimates, the final amounts recorded at the date of the acquisition may differ materially from the information presented. These estimates are subject to change pending further review of the fair value of assets acquired and liabilities assumed.

The Pro Forma Financial Statements have been presented for illustrative purposes only and are not necessarily indicative of the results of operations and financial position that would have been achieved had the pro forma events taken place on the dates indicated, or the future consolidated results of operations and financial position of the combined company.

The following Pro Forma Financial Statements should be read in conjunction with:

•                  The accompanying notes to the Pro Forma Financial Statements;

•                  The audited financial statements of McEwen Mining as of and for the year ended December 31, 2011 contained in McEwen Mining’s Form 10-K; and

•                  The audited financial statements of Minera Andes as of and year ended December 31, 2011 contained in this filing.

MCEWEN MINING INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE (LOSS) INCOME

For the year ended December 31, 2011

(in thousands)

			Acquisition		Pro Forma
	McEwen Mining	Minera Andes	Adjustments	Ref.	Consolidated
	a	b	c		d = a + b + c
REVENUE
Income on investment in Minera Santa Cruz S.A.	$—	$46,819	$(29,065)	4(a)	$17,754
Less amortization of deferred costs	—	(1,837)	—		(1,837)
	—	44,982	(29,065)		15,917

COSTS AND EXPENSES:
General and administrative	7,035	6,068	—		13,103
Property holding costs	3,464	97	—		3,561
Exploration costs	42,983	14,686	—		57,669
Transaction costs	3,893	3,200	—	4(b)(c)	7,093
Mine construction and development costs	1,745	—	—		1,745
Accretion of asset retirement obligation	524	—	—		524
Depreciation	577	81	—		658
Gain on sale of assets	(36)	—	—		(36)
Total costs and expenses	60,185	24,132	—		84,317

Operating (loss) income	$(60,185)	$20,850	$(29,065)		$(68,400)

OTHER INCOME (EXPENSE)
Interest income	94	163	—		257
Interest expense	108	—	—		108
Gain on sale of gold and silver bullion	2,075	—	—		2,075
Unrealized loss on silver bullion	(3,394)	—	—		(3,394)
Gain on sale of marketable equity securities	19	—	—		19
Project loan interest expense	—	(1,691)	—		(1,691)
Project loan interest income	—	1,691	—		1,691
Unrealized gain on fair value of derivative liability	—	6,119	—		6,119
Foreign currency loss	(769)	(590)	—		(1,359)
Total other (expense) income	(1,867)	5,692	—		3,825

(Loss) income before income tax	(62,052)	26,542	(29,065)		(64,575)
Income tax recovery	180	—	—	4(a)	180
Net (loss) income	(61,872)	26,542	(29,065)		(64,395)

OTHER COMPREHENSIVE (LOSS) INCOME:
Unrealized loss on available-for-sale securities	(1,546)	—	—		(1,546)
Other Comprehensive (loss) income	$(63,418)	$26,542	$(29,065)		$(65,941)

Basic and diluted per share data:
Net loss - basic and diluted	$(0.45)				$(0.24)

Weighted average common shares outstanding:
- basic and diluted (note 5)	137,046				264,377

MCEWEN MINING INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

As at December 31, 2011

(in thousands)

			Acquisition		Pro Forma
	McEwen Mining	Minera Andes	Adjustments	Ref.	Consolidated
	a	b	c		d = a + b + c
ASSETS
Current assets:
Cash and cash equivalent	$13,416	$34,249	$—		$47,665
Short-term investments	3,933	4,916	—		8,849
Marketable equity securities	1,480	—	—		1,480
Gold and silver bullion	22,810	—	—		22,810
Other current assets	6,244	10,222	—		16,466
Total current assets	47,883	49,387	—		97,270

Mineral property interests	245,454	—	406,746	4(d)	652,200
Restrictive time deposits for reclamation bonding	5,190	—	—		5,190
Investment in Minera Santa Cruz S.A.	—	87,648	131,639	4(e)	219,287
Property and equipment	11,772	1,569	—		13,341
Goodwill	—	—	129,076	4(f)	129,076
Other assets	56	—	—		56
TOTAL ASSETS	$310,355	$138,604	$667,461		$1,116,420

LIABILITIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$5,612	$4,978	$1,415	4(b)(c)	$12,005
Current portion of asset retirement obligation	512	—	—		512
Total current liabilitiies	6,124	4,978	1,415		12,517

Asset retirement obligation, less current portion	5,741	—	—		5,741
Deferred income tax liability	78,786	—	132,647	4(g)	211,433
Other liabilitiies	400	—	—		400
Total liabilities	$91,051	$4,978	$134,062		$230,091

Shareholders’ Equity
Common stock	$613,831	203,000	$464,815	4(h)(i)(j)	$1,281,646
Accumulated deficit	(393,238)	(69,374)	68,584	4(c)(k)	(394,028)
Accumulated other comprehensive loss	(1,289)	—	—		(1,289)
Total shareholders’ equity	$219,304	$133,626	$533,399		$886,329

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$310,355	$138,604	$667,461		$1,116,420

MCEWEN MINING INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

As at December 31, 2011

1. BASIS OF PRESENTATION

The Pro Forma Statement of Operations for the year ended December 31, 2011 give effect to the acquisition as if it were completed on January 1, 2011. The Pro Forma Balance Sheet as at December 31, 2011 gives effect to the acquisition as if it were completed on December 31, 2011.

The Pro Forma Financial Statements have been derived from the historical consolidated financial statements of McEwen Mining and Minera Andes. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the Pro Forma Financial Statements. Since the Pro Forma Financial Statements have been prepared based upon preliminary estimates, the final amounts recorded at the date of the acquisition may differ materially from the information presented. These estimates are subject to change pending further review of the assets acquired and liabilities assumed.

The acquisition is reflected in the Pro Forma Financial Statements as being accounted for based on the acquisition method in accordance with ASC Topic 805, Business Combinations. Under the acquisition method, the fair value of the consideration transferred is calculated as described in Note 3 to the Pro Forma Financial Statements. In accordance with the accounting guidance for business combinations, the assets acquired and liabilities assumed have been measured at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurements utilize estimates based on key assumptions of the acquisition, including prior acquisition experience, benchmarking of similar acquisitions and historical and current market data. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analysis is performed. The final fair value of assets acquired and liabilities assumed will be determined after the acquisition is complete, which may differ materially from the information presented.

The Pro Forma Financial Statements do not reflect cost savings (or associated costs to achieve such savings) from operating efficiencies, synergies or other restructuring that could result from the acquisition.

2. SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these Pro Forma Financial Statements are those set out in McEwen Mining’s audited consolidated financial statements for the year ended December 31, 2011. Minera Andes financial statements as at December 31, 2011 have been prepared in accordance with US GAAP, and are included in this document. Further accounting policy differences may be identified after consummation and integration of the proposed acquisition.

MCEWEN MINING INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(CONTINUED)

As at December 31, 2011

3. BUSINESS ACQUISITION

On January 24, 2012, the Company completed through a court-approved plan of arrangement under Alberta law, the acquisition of Minera Andes Inc. (“the Arrangement”), under which Minera Andes became an indirect wholly-owned subsidiary of the Company.  On the closing date of the Arrangement, holders of Minera Andes’ common stock received a number of “2012 - Exchangeable Shares”, an indirect wholly-owned Canadian subsidiary of the Company, equal to the number of Minera Andes shares, multiplied by the exchange ratio of 0.45.

As a result of the Arrangement, the combined company is held approximately 52% by existing McEwen Mining shareholders and 48% by former Minera Andes shareholders. On a diluted basis, the combined company is held approximately 53% by existing McEwen Mining shareholders and 47% by former Minera Andes shareholders. The option life and vesting period of the McEwen Mining replacement stock option will not change from the option life granted under the Minera Andes option plan.

After closing of the Arrangement, the name of the Company was changed to McEwen Mining Inc.  The Company’s common stock began trading on the NYSE and TSX under the symbol “MUX” on January 27, 2012 and the 2012 - Exchangeable Shares began trading on the TSX under the symbol “MAQ”.

Robert R. McEwen, the Company’s Chairman, President, Chief Executive Officer and largest shareholder and also the Chairman, President, Chief Executive Officer and largest shareholder of Minera Andes, proposed the Arrangement in 2011.  In connection with the Arrangement, Mr. McEwen received approximately 38.7 million 2012 - Exchangeable Shares.

The Company’s management and Board of Directors believes that the combination with Minera Andes is in the best interests of the Company and its shareholders because the combined company is expected to have a stronger combined cash position and balance sheet, sources of revenue, active mining operations, enhanced trading liquidity, a significant growth profile, industry leading costs, an expanded exploration program and additional technical expertise.

These Pro Forma Financial Statements assume the cost of the acquisition includes the fair value of the McEwen Mining common shares issued, based on the deemed issuance of 127.3 million 2012 - Exchangeable shares at a price of $5.22 per share and the issuance of replacement stock options valued at $3.1 million, totalling $667.8 million.

The value of the McEwen Mining common share was calculated using the January 24, 2012 NYSE closing share price of $5.22.

The McEwen Mining replacement stock options have been valued using the Black-Scholes option pricing model. The assumptions used in the Black-Scholes option pricing model are as follows: share price: $5.22, strike price: $1.45 - $3.32, dividend yield: 0%, years to maturity: 0.04 - 3.30, volatility: 46% - 77%, and forfeiture rate: 6.93%. These variables have been calculated using historical McEwen Mining data.

McEwen Mining has completed a preliminary estimate of the fair value of all identifiable assets acquired and liabilities assumed and the portion of the purchase price attributable to goodwill. The fair value of the assets acquired and liabilities assumed will ultimately be determined when Minera Andes’ financial results as at January 24, 2012 become available. For the purpose of this pro forma presentation, the fair values were estimated using Minera Andes’ net assets acquired as at December 31, 2011 and third party valuations on a preliminary basis.  Therefore, it is likely that the fair value of the assets acquired and liabilities assumed will vary from those shown below, and the differences may be material.

MCEWEN MINING INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(CONTINUED)

As at December 31, 2011

Below is the purchase price calculation:

Purchase Price
(in thousands)

Value of 2012 Exchangeable Shares issued on acquisition	$664,670
Fair value of McEwen Mining replacement stock options	3,145
$667,815

Net Assets Acquired as at December 31, 2011:	Fair Value
(in thousands)

Cash and cash equivalents	$34,249
Short term investments	4,916
Other current assets	10,222
Exploration and evaluative assets
Los Azules	340,000
Santa Cruz	66,746
Investment in Minera Santa Cruz S.A.	219,287
Equipment	1,569
Accounts payable	(5,603)
Deferred income tax liability (on acquisition)	(132,647)
Goodwill	129,076
$667,815

4. PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The following adjustments are differences resulting from the application of the preliminary estimated purchase price allocation:

a) To record the amortization, net of tax, on the fair value increment on Minera Andes’ 49% equity investment in Minera Santa Cruz S.A.

b) To record Minera Andes’ estimated transaction costs, which are estimated to be $3.8 million, and include: legal, special committee, fairness opinion, accounting review and tax, and proxy distribution and solicitation fees. As at December 31, 2011, Minera Andes has incurred and expensed $3.2 million of these fees.

c) To record McEwen Mining’s transaction costs. The estimated transaction costs are $4.7 million, and include: legal, special committee, fairness opinion, asset valuation, accounting review and tax, and proxy distribution and solicitation fees. As at December 31, 2011, McEwen Mining has incurred and expensed $3.9 million of these fees.

d) To record the fair value increment on mineral property interests held by Minera Andes.

e) To record the fair value increment on Minera Andes’ 49% equity investment in Minera Santa Cruz S.A.

f) To record goodwill, which is measured as the excess of the purchase price over the fair value of Minera Andes’ net assets.

g) To record deferred tax liabilities associated with the fair value adjustments on Minera Andes’ mineral property interests.

MCEWEN MINING INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(CONTINUED)

As at December 31, 2011

h) To remove the historic common stock value of Minera Andes.

i) To record the 127.3 million 2012 — Exchangeable Shares issued at $5.22 to acquire the 282.9 million Minera Andes’ common shares outstanding as at December 31, 2011.

j) To record the fair value of McEwen Mining replacement options issued to Minera Andes’ option holders, calculated using the Black Scholes option pricing model.

k) To remove the historic accumulated deficit balance of Minera Andes.

5. PRO FORMA EARNINGS PER SHARE

(in thousands)

Outstanding Common Shares, December 31, 2011
McEwen Mining common shares outstanding, December 31, 2011	139,753
McEwen Mining common shares issued in exchange for Minera Andes common shares	127,331
Consolidated common shares outstanding, December 31, 2011	267,084

Diluted Common Shares, December 31, 2011
McEwen Mining stock options outstanding, December 31, 2011	3,870
Equivalent McEwen Mining stock options outstanding for previous Nevada Pacific Gold option holders	395
Replacement McEwen Mining stock options issued in exchange for Minera Andes stock options	1,736
Consolidated diluted shares outstanding, December 31, 2011	273,085

Weighted Average McEwen Mining Common Shares Outstanding, December 31, 2011 - Basic and Diluted
Weighted average McEwen Mining common shares outstanding, December 31, 2011	137,046
McEwen Mining common shares issued in exchange for Minera Andes common shares	127,331
Consolidated weighted average shares outstanding, December 31, 2011	264,377